UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

T Stamp Inc.
(Name of Registrant as Specified in its Charter)

Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3017 Bolling Way NE, Floor 2,
Atlanta, Georgia, 30305

November 9, 2023

Dear Stockholder:

We cordially invite you to attend the 2023 Annual Meeting of Stockholders of T Stamp Inc. dba Trust Stamp (the “Annual Meeting”). The Annual Meeting will be held on Friday, December 29, 2023, at 10:00 a.m. Eastern Standard Time and will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting virtually by visiting www.colonialstock.com/tstamp2023, where you will be able to listen to the Annual Meeting live, submit questions, and vote.

You will find important information about the matters to be voted on at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We are sending most of our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) instead of sending a full set of printed materials. The Notice tells you how to access and review on the internet the important information contained in the proxy materials. The Notice also tells you how to vote on the internet prior to the Annual Meeting or by phone and how to request to receive a printed copy of our proxy materials.

Your vote is important. We hope you will attend the virtual Annual Meeting. We encourage you to review the proxy materials and vote as soon as possible. You may vote on the internet or by phone as described in the attached proxy materials. You may also vote by mail if you timely request to receive printed copies of these proxy materials in the mail. You will also be able to vote your shares electronically during the Annual Meeting. Details about how to attend the virtual Annual Meeting, how to submit questions, and how to cast your votes are posted at www.colonialstock.com/tstamp2023 and can be found in this proxy statement in the section entitled “Questions and Answers about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”

Very truly yours,

/s/ Gareth Genner
Gareth Genner
Chief Executive Officer

3017 Bolling Way NE, Floor 2,
Atlanta, Georgia, 30305

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Annual Meeting Date		Friday, December 29, 2023
Time		10:00 a.m. Eastern Standard Time
Place		www.colonialstock.com/tstamp2023

Items of Business	(1)
To elect Class I directors to the Board of Directors (the “Board”) to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal;

	(2)	To ratify the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023;

	(3)	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Record Date		Holders of record of our capital stock on November 3, 2023, are entitled to receive notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the Annual Meeting.
Voting		Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Stockholders will have the ability to access the proxy materials at www.colonialstock.com/tstamp2023 or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our stockholders with the information they need while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2023: This notice, our proxy statement, and our 2022 annual report are available at www.colonialstock.com/tstamp2023.

By Order of the Board of Directors of T Stamp Inc.

/s/ Gareth Genner
Gareth Genner
Chief Executive Officer
Atlanta, Georgia
November 9, 2023

3017 Bolling Way NE, Floor 2
Atlanta, Georgia, 30305
(404) 806-9906

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of T Stamp Inc., a Delaware corporation, of proxies to be voted at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

The Annual Meeting will be held on Friday, December 29, 2023, at 10:00 a.m. Eastern Standard Time, online at www.colonialstock.com/tstamp2023. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.colonialstock.com/tstamp2023 and clicking on the “Virtual Meeting Instructions” link under the proxy materials to register for the meeting. You must enter the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you lose the control number, you may call Colonial Stock Transfer at (877) 285-8605 for assistance in recovering your control number. Only stockholders with a valid control number will be able to vote and ask questions at the Annual Meeting, as well as access the list of stockholders as of the close of business on the Record Date (as defined below).

We expect to begin furnishing these proxy materials to stockholders on or about November 15, 2023.

A form of the proxy card is attached as Appendix A to this proxy statement.

When we use the term “Trust Stamp,” “Company,” “us,” “we,” or “our,” we mean T Stamp Inc. and its subsidiaries on a consolidated basis (unless context indicates otherwise).

What matters will be voted on at the Annual Meeting?

We will ask stockholders to vote on the following matters at the Annual Meeting:

(1)
To elect the three Class I directors to the Board to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal (Proposal 1);

(2)	To ratify of the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2); and
(3)	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Who can vote?

Stockholders of record of our capital stock at the close of business on the record date of November 3, 2023 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting. Our capital stock currently outstanding consists of our Common Stock, par value $0.01, all of which is designated as Class A Common Stock.

Each share of Class A Common Stock is entitled to one (1) vote per share as of the Record Date. For additional information, see our Third Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on August 23, 2023. Cumulative voting is not permitted.

As of the Record Date, 8,280,089 shares of our Class A Common Stock were issued and outstanding, representing all outstanding shares of capital stock outstanding of our Company.

A list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend.

To attend and participate in the Annual Meeting, you must visit www.colonialstock.com/tstamp2023, click on the “Virtual Meeting Instructions” link, and follow the instructions to register for the meeting. The Annual Meeting audio webcast will begin promptly at 10.00 a.m. Eastern Standard Time. We encourage you to access the Annual Meeting prior to the start time, and allow ample time for the registration and check-in procedures.

What is the difference between a stockholder of record and a beneficial holder?

Many of our stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Colonial Stock Transfer Company, Inc. (“Colonial Stock Transfer”), you are the stockholder of record for those shares and are receiving proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online at the Annual Meeting.

Beneficial Holder

If your shares are held in a stock brokerage account or by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial holder of those shares. Your broker, bank, or other nominee is the stockholder of record and has forwarded proxy materials to you as the beneficial holder. As the beneficial holder, you have the right to direct your broker, bank, or other nominee how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you have the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials giving you the right to vote the shares.

How do I vote?

Stockholder of Record

If you are a stockholder of record, you can vote over the phone or on the internet prior to the Annual Meeting by following the instructions you received from us in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you can also vote by mail using the proxy card included with the materials. Finally, you can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.colonialstock.com/tstamp2023.

Beneficial Holder

If you are a beneficial holder, you can vote over the phone or on the internet prior to the Annual Meeting by following the instructions you received from your broker, bank, or other nominee in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the voting instruction card included with the materials. If you have not received this information from your broker, bank, or other nominee, please contact them as soon as possible. You can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.colonialstock.com/tstamp2023.

If you do not give your broker, bank, or other nominee instructions as to how to vote, under the rules of the Nasdaq, your broker, bank, or other nominee may vote your shares with respect to “routine” items, but not with respect to “non-routine” items. Proposal 1 (Election of Class I Directors) is a “non-routine” proposal. If you do not instruct your broker, bank, or other nominee how to vote with respect to Proposal 1, your broker, bank, or other nominee will not vote on these proposals, as applicable. Please be sure to return your voting instructions to your broker, bank, or other nominee so that your vote is counted. The voting deadlines and availability of telephone and internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.

Multiple Holdings

If you hold shares both as a stockholder of record and as a beneficial holder, you must vote separately for each set of shares.

How can I attend and vote at the Annual Meeting?

This year’s Annual Meeting will be held entirely online live via audio webcast. Any stockholder can attend the virtual Annual Meeting live at www.colonialstock.com/tstamp2023. If you were a stockholder as of the Record Date and you have your control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

•	To participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

•
The Annual Meeting audio webcast will begin promptly at 10:00 a.m. Eastern Standard Time on Friday, December 29, 2023. We encourage you to access the Annual Meeting prior to the start time. You should allow ample time for the check-in procedures.

•
The virtual Annual Meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

•
Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at  www.colonialstock.com/tstamp2023 by clicking on the "Virtual Meeting Instructions” link on the website.

Questions pertinent to the Annual Meeting matters will be answered during the virtual Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters, and therefore, will not be answered.

To participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, or other nominee to obtain your control number or otherwise vote through the broker, trustee, bank, or other holder of record. If you lose your control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number will be able vote and ask questions at the Annual Meeting, as well as access the list of stockholders as of the close of business on the Record Date.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual Annual Meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Can I change or revoke my vote?

If you are a stockholder of record, you may change your vote at any time prior to the vote at the Annual Meeting by taking any of the following actions:

•	submitting a new proxy with a later date using any of the available methods described above;

•	providing a written revocation to our Board Secretary; or

•	voting online at the Annual Meeting by following the instructions at www.colonialstock.com/tstamp2023.

If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank, or other nominee following the instructions they provided to you. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, assuming you obtain your control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

Whether you are a stockholder of record or a beneficial owner of shares held in “street name”, your attendance at the Annual Meeting online will not, by itself, automatically revoke your proxy.

What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary for any action to be taken at the Annual Meeting (other than adjournment or postponement of the Annual Meeting). A quorum exists if stockholders holding one-third of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting in person, or by means of remote communication, or by proxy. If you submit a properly completed proxy, even if you abstain from voting, your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes (described below) also will be counted for purposes of determining the presence of a quorum if the broker, bank or other nominee uses its discretionary authority to vote on at least one routine matter under Nasdaq rules.

How will my shares be voted during the virtual Annual Meeting?

Your shares will be voted in accordance with your properly submitted instructions.

Stockholders of Record

If you are a stockholder of record and you submit a proxy but do not include voting instructions on a matter, your shares will be voted in favor of each of the nominees named in Proposal 1 in accordance with the recommendations of our Board. If any other matters are properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof, your shares will be voted in the discretion of the named proxies.

Beneficial Holders and Broker Non-Votes

If you are a beneficial holder and you do not provide voting instructions to your broker, bank, or other nominee, that organization will determine if it has the discretionary authority to vote your shares on the particular matter. Under Nasdaq rules, these organizations have the discretion to vote your shares on routine matters, such as ratification of the Company's independent registered public accounting firm in Proposal 2. However, they do not have the discretion to vote your shares on non-routine matters such as Proposal 1. The unvoted shares are called “broker non-votes.” Shares that constitute broker non-votes are considered present for purposes of determining a quorum but are not considered entitled to vote or votes cast on the particular matter.

What are the voting requirements for each matter?

Proposal	Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote
(1) To elect the three Class I directors to the Board to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal.	More votes FOR than AGAINST	No effect	No	No effect
(2) To ratify the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023; and	More vote FOR than AGAINST	Against.	Yes	Not applicable

What are the recommendations of the Board?

Our Board recommends that you vote:

•
“FOR” each Class I director nominated by our Board to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal. (Proposal 1)

•	“FOR” ratification of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2)

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.

Who will pay the costs of soliciting votes for the Annual Meeting?

We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our Common Stock. Our directors, officers, and employees also may solicit proxies by mail, telephone, and personal contact. They will not receive any additional compensation for these activities. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries, and these organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.

How can I find the results of the voting after the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board currently consists of seven directors, and is a classified Board, divided into three classes. Class I will hold office initially for a term expiring at the 2023 Annual Meeting; Class II will hold office initially for a term expiring at the 2024 Annual Meeting of stockholders; and Class III will hold office initially for a term expiring at the 2025 Annual Meeting of stockholders. At each such annual meeting, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified or until such director’s earlier death, resignation or removal. All persons named below, each of whom currently serves on our Board as Class I directors, have been recommended by the independent members of our Board, and nominated to serve on the Board until our 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualify. The Board has no reason to believe that any of the persons named below as a nominee for our Board will be unable, or will decline, to serve as a member of the Board if elected. Each of the nominees has consented to being named in this proxy statement.

In addition, the Board has determined that two of these Class I directors – Charles Potts and William McClintock - are independent under applicable SEC and Nasdaq rules. A plurality of votes cast is necessary for the election of a director. There is no cumulative voting in the election of directors.

When considering whether directors have the experience, qualifications, attributes, or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth in the subsequent pages. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. The independent members of the Board commit to regularly reviewing Board composition and potential additions while striving to maintain and grow a diverse and broad skill set that complements the business. The Board believes these latest directors have provided valuable experience and insight. The Board believes it is important to have a diverse Board. As of November 9, 2023, 28.57% of our directors were female. Although the Board does not have a formal policy specifying how the diversity of background and personal experience should be applied in identifying or evaluating director candidates, to help ensure that the Board remains aware of, and responsive to, the needs and interests of our customers, stockholders, employees, and other stakeholders, the Board believes it is important to identify otherwise qualified director candidates that would increase the gender, racial, ethnic, sexual orientation, and/or cultural diversity of the Board. Similarly, the Board believes that a Board made up of highly qualified individuals with diverse backgrounds is important to the long-term success of our business through the promotion of better corporate governance, performance, effective decision-making, and strategic planning. Accordingly, when considering the nomination of new directors, the Board is committed to including diversity as a factor that will be taken into consideration to ensure that the composition of the Board reflects a broad diversity of experience, profession, expertise, skill, and background, as well as gender, racial, ethnic, sexual orientation, and cultural diversity. The Board does not assign a specific weight to the various factors it considers in evaluating potential new candidates to the Board and no particular criteria are necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Board considers each candidate’s qualifications in light of the then-current mix of Board attributes, including diversity.

The independent directors generally rely on a variety of resources to identify potential candidates, which, among other things and depending on the circumstances, may include the director’s and the Board’s network of contacts, corporate search resources, and, if the Board deems appropriate, a professional search firm. The Board will also request that any engaged search firm include candidates with diversity of gender, race, ethnicity, sexual orientation, and culture in its pool of potential director candidates. By utilizing a broad variety of resources as deemed appropriate by the Board in light of the then-current mix of Board attributes and any previously identified potential candidates, the Board believes it will be able to identify, evaluate, and consider a diverse range of qualified candidates.

The independent directors of the Board will consider suggestions by stockholders for possible future nominees. The independent directors of the Board do not intend to alter its criteria for evaluating potential director candidates, including the criteria described above, in the case of director candidates recommended by stockholders. Stockholders may recommend individuals to the independent directors of the Board for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials and, if the stockholder is not a stockholder of record, a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our Common Stock for at least a year as of the date such recommendation is made, to the independent directors of the Board, c/o Secretary, T Stamp Inc., 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305.

Nominees for Election as Directors

The table below sets forth the names and biographical information of each of the Class I directors nominated for election at the Annual Meeting.

Name	Title/Position	Age
Gareth Genner	Chief Executive Officer, Director	64
Charles Potts*	Director	63
William McClintock*	Director	81

*Independent Director
Directors

Gareth Genner, Chief Executive Officer, Director

With over 20 years’ experience in founding, operational, and advisory capacities, Gareth provides Trust Stamp with technical, managerial, and visionary skills, as well as legal expertise. Gareth has successfully conceptualized, implemented, scaled, and exited multiple businesses including a cloud storage enterprise which was sold and an online educational platform which was acquired by a non-profit educational entity. Immediately prior to T Stamp Inc. Gareth served as full-time CEO of Edevate LLC, President of Pontifex University, as well as part-time Chancellor of Holy Spirit College. Gareth now serves as unpaid President of Pontifex University and Holy Spirit College which are merged and managed by a professional team. A British lawyer by training, Gareth holds a U.S. LLM in International Taxation & Financial Service Regulation.

Charles Potts, Independent Director

Charles Potts is a prominent figure in the financial technology sector, bringing over 35 years of practical experience in nurturing and leading various organizations. Mr. Potts currently serves as the executive vice president and chief innovation officer for the Independent Community Bankers of America® (ICBA) where he drives ICBA’s innovation initiatives, and financial technology strategies.

Throughout his distinguished career, Mr. Potts played instrumental roles in the establishment and growth of fintech startups specializing in digital banking, mobile engagement, financial management, and payments. Many of these endeavors achieved notable success through IPOs or strategic acquisitions. His expertise extends to mergers and acquisitions, corporate strategy, business development, and product management, particularly in the domain of digital and mobile channels and their operational efficiencies.

Mr. Potts began his career in operational roles at numerous banking organizations including Citizens & Southern National Bank (now Bank of America) and HomeBanc. His financial acumen and leadership skills were further demonstrated during his executive roles at established companies, including Fiserv, Goldleaf and First Performance, where he spearheaded business development activities in his role as executive managing director from 2015 to 2019. He continues to be involved in several associations like The National Fintech Organization (NFO), The Association for Financial Technology Providers (AFT) and The Technology Association of Georgia (TAG). In his role as a General Partner in BankTech Ventures, LLC, he holds an advisory role in multiple startups, further reflecting his commitment to the fintech sector.

Mr. Potts received his education from the Georgia Institute of Technology and pursued graduate studies at Georgia State University in Atlanta. He further enhanced his banking expertise by attending the Graduate School of Banking at LSU.

William McClintock, Chairman, Independent Director

Bill McClintock is a well-respected figure within the United Kingdom property market, having been involved in real estate for over fifty years. During that time, he had also been Managing Director of Royal Life Estates South with a chain of two hundred and fifty offices. He successfully exited Cornerstone Estate Agencies (three hundred and forty-seven offices), when it was purchased from Abbey National plc., and subsequently joined Hamptons as International Development Director with specific responsibility for business generated in the markets of Hong Kong, Singapore, and Malaysia. In 2003 he became the Chief Operating Officer of The Ombudsman for Estate Agents for the UK and in 2007 became Chairman, a post he held until the end of 2015.

Legal Proceedings

The Company is not aware of any of its directors currently being subject to any litigation, nor is it aware of any pending or threatened legal actions against, its directors.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE CLASS I DIRECTOR NOMINEES.

Board Diversity Matrix (As of November 9, 2023)

Total Number of Directors:	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	–	–
Part II: Demographic Background
African American or Black	-	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian	–		–	–
Hispanic or Latinx	-	-	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	2	4	–	–
Two or More Races or Ethnicities	–	1	–	–
LGBTQ+	–	–	–	–
Did Not Disclose Demographic Background	–	–	–	–

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Marcum LLP (“Marcum”), to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and our Board of Directors has further directed that management submit the selection of its independent registered public accountant firm for ratification by the stockholders at the Annual Meeting. Marcum has audited the Company’s financial statements since 2022.
Stockholder ratification of the selection of Marcum as the Company’s independent registered public accountants is not required by Delaware law, the Company’s certificate of incorporation, or the Company’s bylaws. However, the Audit Committee is submitting the selection of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Marcum. Abstentions will be counted toward the tabulation of votes cast on Proposal 2 and will have the same effect as negative votes. We do not anticipate any broker non-votes with respect to this Proposal 2.
Audit Fees
The following table sets forth aggregate fees billed to us by Marcum, our independent registered public accounting firm associated with the audit of the financial statements for the fiscal year ended December 31, 2022.

Marcum, LLP	December 31, 2022
Audit Fees (1)	$236,250
Total Fees	$236,250

(1)
Audit fees consist of fees billed for professional services rendered by Marcum in connection with the audit of the Company’s annual financial statements and the review of our quarterly financial statements, review of our registration statements and related services that are normally provided in connection with statutory and regulatory filings or engagements.

All fees described above were pre-approved by the Audit Committee. In connection with the audit of the financial statements for the fiscal year ended December 31, 2022, the Company entered into an engagement agreement with Marcum that sets forth the terms by which Marcum will perform audit services for the Company.
Policy for Pre-Approval of Independent Auditor Services
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Marcum. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the specific service or category of service and is generally subject to a specific budget. The independent auditor and management are required to periodically communicate to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023.

AUDIT COMMITTEE REPORT

The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of Trust Stamp’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (b) the qualifications, independence, and performance of Trust Stamp’s independent registered public accounting firm, (c) the performance of Trust Stamp’s internal audit function, and (d) other matters as set forth in the charter of the Audit Committee approved by the Board.

Management is responsible for Trust Stamp’s financial statements and the financial reporting process, including the systems of internal controls, disclosure controls, and procedures. Marcum LLP (“Marcum”), as Trust Stamp’s independent registered public accounting firm, is responsible for performing an independent audit of Trust Stamp’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and Marcum the audited financial statements of Trust Stamp for the year ended December 31, 2022. The Audit Committee also discussed with Marcum the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and the letter from Marcum required by the applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee concerning independence and has discussed with Marcum its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of Trust Stamp be included in Trust Stamp’s Annual Report on Form 10-K for the year ended December 31, 2022, that was filed with the SEC.

THE AUDIT COMMITTEE

•	Charles Potts (Chairman)

•	William McClintock

•	Kristin Stafford

CORPORATE GOVERNANCE

Director Independence

We have listed our shares of Class A Common Stock on the Nasdaq Capital Market. Under the rules of Nasdaq, “independent” directors must make up a majority of a listed company’s Board of Directors. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

Our Board of Directors currently consists of seven (7) members. Our Board of Directors has determined that Charles Potts, William McClintock, Kristin Stafford, and Berta Pappenheim qualify as independent directors in accordance with the Nasdaq Capital Market, or Nasdaq listing requirements. Messrs. Genner, Gowasack and Allen are not considered independent. Nasdaq’s independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business, personal activities, and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations and in expectation of listing on Nasdaq, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Board Leadership Structure and Roles in Risk Oversight

William McClintock is the Chairman of the Board. The Chairman has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board of Directors. We currently believe that separation of the roles of Chairman and Chief Executive Officer ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board of Directors recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board will hold executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole, through its committees has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC and risks relating to various specific developments, such as acquisitions, debt and equity placements, and new service offerings.

Our Board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, which is incorporated by reference herein, and in other filings that we periodically make with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Attendance of Directors at Annual Meetings

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. We completed our listing on Nasdaq in January 2022, held an annual meeting in 2022, and did not have an annual meeting of stockholders in 2021.

Committees of the Board of Directors

The Board of Directors has already established an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”), and a Nominating and Corporate Governance Committee (the “The Nominating and Corporate Governance Committee”). The composition and function of each committee are described below.

Audit Committee

The Audit Committee has three members, including Mr. Potts, Mr. McClintock, and Ms. Stafford. Mr. Potts serves as the chairman of the Audit Committee and satisfies the definition of “audit committee financial expert”.

Our Audit Committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our financial statements;

●	review the proposed scope and results of the audit;

●	review and pre-approve audit and non-audit fees and services;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services; and

●	establish procedures for complaints received by us regarding accounting matters; oversee internal audit functions, if any.

Compensation Committee

The Compensation Committee has three members, including Mr. McClintock, Mr. Potts, and Ms. Pappenheim. Mr. McClintock serves as the chairman of the Compensation Committee.

Our Compensation Committee is authorized to:

●	review and determine the compensation arrangements for management;

●	establish and review general compensation policies with the objective to attract and retain superior talent, reward individual performance and achieve our financial goals;

●	administer our stock incentive and purchase plans; and

●	review the independence of any compensation advisers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has three members, including Ms. Stafford, Mr. McClintock, and Mr. Potts. Mr. McClintock serves as the chairman of the Nominating and Corporate Governance Committee.

The functions of our Nominating and Corporate Governance Committee, among other things, include:

●	identifying individuals qualified to become Board members and recommending directors to be elected;

●	nominees and Board members for committee membership;

●	developing and recommending to our Board corporate governance guidelines;

●	review and determine the compensation arrangements for directors; and

●	overseeing the evaluation of our Board of Directors and its committees and management.

Our goal is to assemble a Board that brings together a variety of skills derived from high quality business and professional experience.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been an officer or employee of our Company, nor will they be. None of our executive officers has served as a member of the Board of Directors, or as a member of the Compensation Committee or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or compensation committee during 2021, 2022 or thus far in 2023. For a description of transactions between us and members of our Compensation Committee and affiliates of such members (if any), please see “Certain Relationships and Related Party Transactions”.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors including those officers responsible for financial reporting.

Indemnification of Directors and Officers

Our Amended and Restated Certificate of Incorporation contains provisions limiting the liability of directors to the fullest extent permitted by Delaware law, and provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Amended Charter and Amended Bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, each employment agreement entered into between the Company and its officers and/or directors contains certain indemnification provisions, which requires us to indemnify them in certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our Company pursuant to the foregoing provision, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, persons who beneficially own more than 10% of a registered class of the Company’s equity securities, and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, and to furnish the Company with copies of the forms. Based solely on its review of the forms it received, or written representations from reporting persons, except as set forth herein, the Company believes that all of its directors, executive officers, and greater than 10% beneficial owners complied with all such filing requirements during 2021, 2022 and 2023 to date.

Communications with the Board

Any stockholder or other interested party may contact the Board, including any non-employee director or the non-employee directors as a group, or any individual director or directors, by writing to our Secretary at 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to our Secretary for forwarding to the Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our Secretary reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials. Information regarding the submission of comments or complaints relating to our accounting, internal accounting controls, or auditing matters can be found on our website at www.truststamp.ai.

EXECUTIVE OFFICERS
The following table provides information regarding our executive officers (ages as of November 9, 2023):

Name	Title/Position	Age
Gareth Genner	Chief Executive Officer	64
Andrew Gowasack	President	32
Alex Valdes	Chief Financial Officer, Board Secretary	34
Andrew Scott Francis	Chief Technology Officer	50
Gareth Genner, Chief Executive Officer, Director
With over 20 years’ experience in founding, operational, and advisory capacities, Gareth provides Trust Stamp with technical, managerial, and visionary skills, as well as legal expertise. Gareth has successfully conceptualized, implemented, scaled, and exited multiple businesses including a cloud storage enterprise which was sold and an online educational platform which was acquired by a non-profit educational entity. Immediately prior to T Stamp Inc. Gareth served as full-time CEO of Edevate LLC, President of Pontifex University, as well as part-time Chancellor of Holy Spirit College. Gareth now serves as unpaid President of Pontifex University and Holy Spirit College which are merged and managed by a professional team. A British lawyer by training, Gareth holds a U.S. LLM in International Taxation & Financial Service Regulation.
Andrew Gowasack, President, Director
An economist by education, Andrew began his career in financial services sales and marketing. Although Trust Stamp is Andrew’s first start-up, he has immersed himself in the lean-start-up environment by completing multiple incubator programs, each of which provided a unique perspective and honed a distinct set of startup skills. Andrew is actively committed to ongoing learning, studying at world-class institutions. He completed Harvard Business School’s HBX CORe program and, through MIT Sloan School of Management, he has completed courses in design thinking and business innovation and application of blockchain technologies. Prior to joining Trust Stamp, Andrew worked at Ashford Advisers, a financial services company, where he worked as a Marketing Coordinator. As President, Andrew oversees business development and operations, and acts as Chief Product Evangelist.
Alex Valdes, Chief Financial Officer, Board Secretary
Before graduating college, Alex founded and operated four separate companies to pay his way through college. Before graduating, Alex spent 15 months studying abroad in Mexico where he launched an innovative microfinance lending system in partnership with the Yucatan State Department of Economic Development. From 2007 to 2012, Alex successfully exited each of the businesses and completed his degree in accounting at The University of Georgia. Alex qualified as both a CMA and CPA and worked in public accounting from 2014 to 2016 as a strategy consultant. In January of 2016, Alex became an Advisor for Trust Stamp. After 9 months as an Advisor, Alex joined the Company full-time and now serves as the Chief Financial Officer, EVP, & Board Secretary.
Andrew Scott Francis, Chief Technology Officer
Scott joined Trust Stamp as its first CTO in 2016. Prior, he served 9 years with Google helping oversee the creation of a global PMO team across the US, Europe, and Asia. Before Google, Scott served over 10 years for various companies in management, software programming, and configuration management roles. As CTO, Scott oversees the Company’s software development team and programs, has responsibility for the Company’s hardware and software assets and plays a key role in working with the Company’s clients on all technical aspects of the relationship.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2022 and 2021 by (i) our principal executive officer and (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers as of December 31, 2022 and 2021 and whose total compensation for the 2022 and 2021 fiscal years, as determined by Regulation S-K, Item 402, exceeded $100,000 (collectively referred to as the “Named Executive Officers”):
Summary Compensation Table

								Non-
								Qualified
							Non-Equity	Deferred
			Cash	Stock		Option	Incentive Plan	Compensation	All Other
	Year	Salary	Bonus	Award		Awards	Compensation	Earnings	Compensation	Total
Gareth Genner,	2021	$250,470	$125,235	$62,618	(4)	$—	$—	$—	$0	$438,323
Chief Executive Officer (1)	2022	$325,000	$—	$162,500	(6)	$—	$—	$—	$0	$487,500

Andrew Gowasack, President (2)	2021	$250,470	$—	$125,235	(4)	$—	$—	$—	$0	$375,705
	2022	$262,994	$—	$131,497	(6)	$—	$—	$—	$0	$394,491

Kinny Chan,	2021	$228,000	$—	$927,255	(5)	$—	$—	$—	$0	$1,155,255
Chief Commercial Officer (3)	2022	$239,400	$—	$—		$—	$—	$—	$0	$239,400

(1)
Mr. Genner earned the compensation shown in the table above pursuant to the terms of his employment agreement. Pursuant to Mr. Genner’s employment agreement, he is entitled to an annual bonus (as described under “Elements of Compensation – Bonus” further below). The cash bonus earned in 2021 was awarded to Mr. Genner in 2022 and the stock bonus earned in 2022 was awarded to Mr. Genner in 2023. See “Elements of Compensation” below for information on how the amount of bonuses are determined by the Company.

(2)
Mr. Gowasack earned the compensation shown in the table above pursuant to the terms of his employment agreement. Pursuant to Mr. Gowasack’s employment agreement, he is entitled to an annual bonus (as described under “Elements of Compensation – Bonus” further below). The stock bonus earned in 2021 was awarded to Mr. Gowasack in 2022 and the stock bonus earned in 2022 was awarded to Mr. Gowasack in 2023. See “Elements of Compensation” below for information on how the amount of bonuses are determined by the Company.

(3)
Mr. Chan earned the compensation shown in the table above pursuant to the terms of his employment agreement. Pursuant to Mr. Chan’s employment agreement, he is entitled to an annual bonus (as described under “Elements of Compensation – Bonus” further below). The stock bonus earned in 2021 was awarded to Mr. Chan in 2022. There is not a bonus that Mr. Chan is entitled to for 2023. See “Elements of Compensation” below for information on how the amount of bonuses are determined by the Company. Mr. Chan is a non- executive officer of the Company.

(4)
Represents the value of RSUs for Class A Common Stock that were granted in 2021 as compensation for services rendered. The RSUs were divided into two groups with 50% fully vested on January 2, 2023 and 50% fully vested on January 2, 2024.

(5)	Represents the value of RSUs for Class A Common Stock that were granted in 2021 as compensation for services rendered. The RSUs fully vested on January 2, 2023.
(6)	Represents the value of RSUs for Class A Common Stock that were granted in 2022 as compensation for services rendered. These RSUs will become fully vested on January 2, 2025.

Director Compensation
For the fiscal year ended December 31, 2022 we paid our directors as a group (8) $130,000 for their services as directors.
Elements of Compensation
Base Salary
For the year ended December 31, 2022, Messrs. Genner, Gowasack, and Francis received a fixed base salary in an amount determined in accordance with their employment agreements with the Company. Factors influencing the salary of each of these individuals include:

●	The nature, responsibilities and duties of the officer’s position;

●	The officer’s expertise, demonstrated leadership ability and prior performance;

●	The officer’s salary history and total compensation, including annual cash bonuses and long-term incentive compensation; and

●	The competitiveness of the market for the officer’s services.
Bonus
Each executive officer that has an employment agreement with the Company (and certain significant employees that are not executive officers) is entitled to receive an annual bonus of not less than 50% nor more than 100% of such officer’s Base Salary (the “Bonus”) in accordance with and based on achievement of criteria established from year to year by the Board of Directors of the Company, provided that such officer is employed as of the date the Bonus is paid. The Bonus may be in the form of cash or stock awards (i.e. a number of shares of the Company’s capital stock with a cash value equal to 50% to 100% of the officer’s Base Salary). Bonuses for services in a particular fiscal year are generally determined and issued during the following fiscal year.
Stock Awards
For the year ended December 31, 2022, we awarded 119,744 Restricted Stock Units to our named executive officers with 109,725 vesting on January 2, 2023 and 10,020 vesting on January 2, 2024. For the year ended December 31, 2021, we awarded 23,710 Restricted Stock Units to our named executive officers all vesting on January 2, 2022.
Equity Incentive Plans
The Company does not have a formal equity incentive plan pursuant to which it can issue awards.
Outstanding Equity Awards at Fiscal Year End
The following table summarizes the number of shares of Class A Common Stock underlying outstanding equity incentive plan awards for each named executive officer and director as of December 31, 2022, updated to reflect the reverse split of the Company's issued and outstanding shares of Class A Common Stock at a ratio of one share for every five shares currently held, rounded up to the nearest whole share – whereby every five (5) outstanding shares of Class A Common Stock will be combined and become one (1) share of Class A Common Stock, rounding up to the nearest whole number of shares, which was effective for trading on the market opening of Nasdaq on March 23, 2023 and subsequently ratified by stockholder approval in May 2023.

	Option Awards					Stock Awards
									Equity
			Equity					Equity	incentive
			incentive					incentive	plan awards:
			plan awards:				Market	plan awards:	Market or payout
	Number	Number	Number			Number	value of	Number of	value of
	of securities	of securities	of securities			of shares or	shares or	unearned shares, units	unearned shares,
	underlying	underlying	underlying			units of	units of	or other	units or other
	unexercised	unexercised	unexercised	Option	Option	stock that	stock that	rights that	rights that
	options (#)	options (#)	unearned	exercise	expiration	have not	have not	have not	have not
Name	exercisable	unexercisable	options(#)	price($)	date	vested (#)	vested ($)	vested (#)	vested ($)
Gareth Genner	—	—	—	—	—	14,583	$35,072	—	—
Andrew Gowasack	—	—	—	—	—	29,167	$70,147	—	—
Mark Birschbach	—	—	—	—	—	—	$—	—	—
David Story	—	—	—	—	—	3,420	$8,225	—	—
Joshua Allen	—	—	—	—	—	9,632	$23,164	—	—
William McClintock	—	—	—	—	—	9,252	$22,251	—	—
Andrew Scott Francis	—	—	—	—	—	18,166	$43,689	—	—
Alexander Valdes	—	—	—	—	—	18,819	$45,260	—	—
Kristin Stafford	—	—	—	—	—	—	$—	—	—
Berta Pappenheim	—	—	—	—	—	—	$—	—	—
Kinny Chan	—	—	—	—	—	99,705	$239,790	—	—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets out, as of September 30, 2023 the voting securities of the Company that are owned by executive officers and directors, and other persons holding more than 5% of any class of the Company’s voting securities or having the right to acquire those securities.

	Amount		Amount
	and		and
	nature of		nature of		Percent
	beneficial		beneficial		of
Name and Address of Beneficial Owner	ownership		acquirable		class (1)
Named Officers and Directors
Gareth Genner, Chief Executive Officer, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	168,962	(8)	3,340	(2)	1.27%
Andrew Gowasack, President, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	254,475		6,680	(2)	1.93%
Alexander Valdes, Chief Financial Officer, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	75,136	(9)	4,968	(2)	0.59%
Joshua Allen, EVP, Director, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	7,952		14,464	(5)	0.17%
Tracy Ming, Financial Controller, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	13,330		5,239	(2)	0.14%
William McClintock, Independent Non-Executive Director, Hub 8, Unit 2 The Brewery Quarter, High St, Cheltenham GL50 3FF, United Kingdom	13,716		25,443	(6)	0.29%
Mark Birschbach, Independent Non-Executive Director, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	—		—		—%
Kristin Stafford, Independent Non-Executive Director, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	25		208	(3)	—%
Berta Pappenheim, Independent Non-Executive Director, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	—		—		—%
All executive officers and directors as a group (9 persons)	533,596		60,342		4.39%
Other 5% Holders
Second Century Ventures, LLC, 430 North Michigan Ave, Ninth Floor, Chicago, IL 60611	601,924	(7)	736,484	(4)	9.87%
Armistice Capital Master Fund Ltd. c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.	—		2,973,030	(10)	21.93%

(1)	Based on 8,259,065 shares of Class A Common Stock outstanding as of September 30, 2023, plus 5,295,510 shares of Class A Common Stock acquirable within 60 days of September 30, 2023.

(2)	Represents shares of Class A Common Stock issuable pursuant to RSUs that vest on January 2, 2024.

(3)	Issuable at the holder’s request at any time.

(4)
Represents shares of Class A Common Stock issuable to Second Century Ventures, LLC (524,599), REach Ventures 2017 LP (186,442) upon the exercise of warrants any time at the option of the holder, shares of Class A Common Stock issuable to Second Century Ventures, LLC (18,504) at any time upon request pursuant to RSUs, and shares of Class A Common Stock issuable to Second Century Ventures, LLC (6,939) pursuant to RSUs that vest on January 2, 2024.

(5)
Represents shares of Class A Common Stock issuable at any time upon request pursuant to grants (9,648) and shares of Class A Common Stock issuable (4,816) pursuant to RSUs that vest on January 2, 2024.

(6)	Represents shares of Class A Common Stock issuable at any time upon request pursuant to RSUs (18,504) and shares of Class A Common Stock issuable (6,939) pursuant to RSUs that vest on January 2, 2024.

(7)	Represents shares of Class A Common Stock held by Second Century Ventures, LLC (521,795) and REach Ventures, LLC (80,129).

(8)	Represents shares of Class A Common Stock held by Gareth Genner’s spouse, Barbara Genner (159,405) and shares of Class A Common Stock held by Gareth Genner (9,557).

(9)
Represents shares of Class A Common Stock held by Alexander Valdes’ spouse, Victoria Valdes (250), New Direction Trust Company as Custodian FBO Alexander J. Valdes ROTH IRA (500) and shares of Class A Common Stock held by Alexander Valdes (74,386). Alexander J. Valdes ROTH IRA is wholly owned by Alexander Valdes.

(10)
Comprised of 1,279,700 shares of Class A Common Stock underlying the Warrants and 1,693,330 shares of Class A Common Stock underlying certain other warrants held by Armistice Capital Master Fund Ltd. (the “Selling Stockholder”), a Cayman Islands exempted company. These warrants may be deemed to be indirectly beneficially owned by Armistice Capital, LLC (“Armistice”), as the investment manager of the Selling Stockholder; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice and Steven Boyd disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. The Warrants (and the other warrants held by the Selling Stockholder) are subject to a 4.99% beneficial ownership limitation, which limitations prohibit the Selling Stockholder from exercising any portion of the Warrants if, following such exercise, the Selling Stockholder’s ownership of our Class A Common Stock would exceed the applicable ownership limitation. This beneficial ownership limitation may be increased up to 9.99% at the option of the Selling Stockholder. The address of the Selling Stockholder is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

FSH Capital
FSH Capital was the first external investor in the Company. At the time of their initial investment in the Company on or about January 1, 2016, it was orally agreed between the Company’s CEO and the CEO of FSH Capital that FSH Capital would be granted the right to nominate a director to the Company’s Board. There was no agreed expiry date for that right and reelection of the nominee is subject to the same shareholder approval process as all other directors of the Company. This oral agreement with FSH Capital was subsequently memorialized by a resolution of the Board of the Company on August 22, 2018. Joshua Allen is the Director nominated by FSH Capital pursuant to this right.
Mutual Channel Agreement
On November 15, 2020, the Company entered into a Mutual Channel Agreement with Vital4Data, Inc., a company at which Kristin Stafford serves as Chief Executive Officer, who is a current Director of the Company. Pursuant to the agreement, the Company engaged Vita4Data, Inc. as a non-exclusive sales representative for the Company’s products and services. Vital4Data, Inc. is entitled to compensation in the form of commissions, receiving a 20% of commission-eligible on net revenue from sales generated by Vital4Data, Inc. in the first year of the contract term, which is reduced to 10% in the second year, and 5% in the third year. The Company has not paid Vital4Data, Inc. any commissions pursuant to this agreement to date.
HOUSEHOLDING INFORMATION

We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as the notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Annual Meeting or for any future meetings or stockholder communications, please send your written request to T Stamp Inc., 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305, Attention: Secretary, or call us at (404) 806-9906. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.

FUTURE STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement pursuant to SEC Rule 14a-8 must submit the proposal so that it is received by us no later than August 9, 2024, unless the date of our 2023 Annual Meeting is more than 30 days before or after December 29, 2024, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to T Stamp Inc., 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305, Attention: Board Secretary.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-19 must provide notice to our principal executive offices at the address above no later than October 29, 2024. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

 WHERE YOU CAN FIND MORE INFORMATION
Trust Stamp files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Trust Stamp’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. We also maintain a website at www.truststamp.ai, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from us by requesting them in writing or by telephone at the following address:
T Stamp Inc.
Attention: Board Secretary
3017 Bolling Way NE, Floor 2,
Atlanta, Georgia, 30305, USA
(404) 806-9906
This document is a proxy statement of Trust Stamp for the Annual Meeting of Trust Stamp stockholders. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The SEC allows us to incorporate by reference into this proxy statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. We incorporate by reference each document we file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this proxy statement and before the Annual Meeting (other than current reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein). We also incorporate by reference in this proxy statement the following documents filed by us with the SEC under the Exchange Act:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 30, 2023; and

●
our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 15, 2023, for the quarter ended June 30, 2023, as amended, filed with the SEC on August 22, 2023. and for the quarter ended September 30, 2023, filed with the SEC on November 7, 2023.

●	our Registration Statement on Form S-1 filed with the SEC on August 23, 2023.
We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the address and telephone number set forth above under “Where You Can Find More Information.”

Other Matters

The Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors,

/s/ Gareth Genner
Gareth Genner
Chief Executive Officer
November 9, 2023

 Appendix A

TrustStamp

Voting Instructions

You can vote by Internet or Telephone!

Instead of mailing your proxy, you may choose one of the three voting options outlined below.

VOTE BY INTERNET – www.colonialstock.com/tstamp2023

- You can view the T Stamp Inc. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 7:00 pm ET on December 28, 2023. You will need the control number below in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 7:00 pm ET on December 28, 2023.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot to: 7840 S 700 E, Sandy, UT 84070
- Votes by mail must be received by December 28, 2023.

«Name»
«Address1»
«Address2»
«COUNTRY»

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Control #: «ControlNumberExt»

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Mr. Genner, as proxy for the undersigned, with full power of substitution, to vote all shares of common stock, $0.01 par value per share ("Shares") of T Stamp Inc. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD VIRTUALLY AT http://www.colonialstock.com/tstamp2023 ON DECEMBER 29, 2023 AT 10:00 A.M. NEW YORK TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

1. Nominees in relation to Proposal 1:	For All	Withhold All	For All Except	To withhold authority to vote for any any individual nominee(s), mark "For All Except" and write the number(s of the nominee(s) on the line below.
1) Mr. Gareth Genner 2) Mr. Charles Potts 3) Mr. William McClintock	☐	☐	☐	______________________

Proposals:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" all the nominees for directors in Proposal 1, and "FOR" ratification in Proposal 2. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR all nominees for directors in Proposal 1.

Please indicate if you plan to attend this Meeting. Yes ☐ No ☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date